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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549



                                    ________

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                    ________

Date of Report (Date of earliest event reported):  June 7, 1996

                                    ________

                          JOHN ADAMS LIFE CORPORATION
                          ----------------------------
             (Exact name of registrant as specified in its charter)

             California       0-13969            95-4081667
             ----------       -------            ----------
            (State or other     (Commission     (I.R.S. Employer
            jurisdiction of     File Number)    Identification No.)
            incorporation)


       11845 W. Olympic Blvd., Suite 905, Los Angeles, California  90064
       ------------------------------------------------------------------
             (Address of principal executive offices)   (zip code)


Registrant's telephone number, including area code:  (310) 444-5252


                                    ________




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Item 5.  Other Events.

  On June 7, 1996, the registrant and Unified Life Insurance Company entered into a letter of intent regarding the sale by registrant of its shares of John Adams Life Insurance Company of America.

Item 7.  Financial Statements and Exhibits

(b)  Exhibits
  (1) Copy of letter of intent dated June 7, 1996, between John Adams Life Insurance Company of America and Unified Life Insurance Company with copy of June 5, 1996 letter from Unified Life Insurance Company attached.





                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       JOHN ADAMS LIFE CORPORATION



Date:  June 11, 1996                    Benjamin A. DeMotto
                                        -------------------
                                        Benjamin A. De Motto President and
                                        Chief Executive Officer





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                               INDEX TO EXHIBITS



Exhibit
Number                  Exhibit Description
- ------                  -------------------
1                 Copy of letter of intent
                  dated June 7, 1996, between
                  John Adams Life Insurance
                  Company of America and
                  Unified Life Insurance
                  Company with copy of June
                  5, 1996 letter from Unified
                  Life Insurance Company
                  attached.





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